UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2024

Western Asset Municipal High Income Fund Inc.

(Exact name of registrant as specified in its charter)

Maryland	811-05497	04-3035821
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

620 Eighth Avenue, 47th Floor New York, NY		10018
(Address of principal executive offices)		(Zip Code)

(888) 777-0102

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MHF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors of Western Asset Municipal High Income Fund Inc. (the “Fund”) has amended and restated in its entirety the bylaws of the Fund (the “Fourth Amended and Restated Bylaws”). The Fourth Amended and Restated Bylaws became effective November 15, 2024, are attached hereto as an Exhibit and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Fourth Amended and Restated Bylaws, dated November 15, 2024, of Western Asset Municipal High Income Fund Inc.

EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit	Exhibit Description

99.1	Fourth Amended and Restated Bylaws, dated November 15, 2024, of Western Asset Municipal High Income Fund Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Fund has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2024	Western Asset Municipal High Income Fund Inc.

/s/ Marc A. De Oliveira
Name: Marc A. De Oliveira
Title: Secretary and Chief Legal Officer

[Signature Page to Form 8-K]